Exhibit 24.1
STEVEN R. FOLAND
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of VeriChip Corporation, a Delaware corporation, hereby constitutes and appoints William J. Caragol, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the VeriChip Corporation Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2007 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with any stock exchange on which the Company’s common stock is listed, granting unto the said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 21, 2008.

/s/ Steven R. Foland

Signature

Steven R. Foland

Name

PAUL C. GREEN
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of VeriChip Corporation, a Delaware corporation, hereby constitutes and appoints William J. Caragol, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the VeriChip Corporation Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2007 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with any stock exchange on which the Company’s common stock is listed, granting unto the said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 26, 2008.

/s/ Paul C. Green

Signature

Paul C. Green

Name

BARRY EDELSTEIN
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of VeriChip Corporation, a Delaware corporation, hereby constitutes and appoints William J. Caragol, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the VeriChip Corporation Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2007 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with any stock exchange on which the Company’s common stock is listed, granting unto the said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 27, 2008.

/s/ Barry Edelstein

Signature

Barry Edelstein

Name

SCOTT R. SILVERMAN
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of VeriChip Corporation, a Delaware corporation, hereby constitutes and appoints William J. Caragol, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the VeriChip Corporation Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2007 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with any stock exchange on which the Company’s common stock is listed, granting unto the said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 25, 2008.

/s/ Scott R. Silverman

Signature

Scott R. Silverman

Name

JEFFREY COBB
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of VeriChip Corporation, a Delaware corporation, hereby constitutes and appoints William J. Caragol, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the VeriChip Corporation Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2007 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with any stock exchange on which the Company’s common stock is listed, granting unto the said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 21, 2008.

/s/ Jeffrey Cobb

Signature

Jeffrey Cobb

Name